SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 8, 2006

                           GREAT PEE DEE BANCORP, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                      000-23521                56-2050592
-----------------------------     ---------------------    --------------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


901 Chesterfield Highway, Cheraw, South Carolina                   29520
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (843) 537-7656
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.   Other Events
             ------------

     On March 8, 2006, the Registrant repurchased 11,721 shares of its common stock at a price of $15.55 per share, or a total purchase price of approximately $182,000. The shares were purchased through a broker. The shares will be held as treasury shares on the Registrant's consolidated financial statements.


Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

     None.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  GREAT PEE DEE BANCORP, INC.



DATE: March 8, 2006               By: /s/ John M. Digby
                                      ----------------------------------------
                                      John M. Digby
                                      Chief Financial Officer